UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/07/2006

INNKEEPERS USA TRUST
(Exact name of registrant as specified in its charter)

Commission File Number:  0-24568

MD	65-0503831
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

340 Royal Poinciana Way, Suite 306, Palm Beach, FL 33480
(Address of principal executive offices, including zip code)

561-835-1800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On July 7, 2006, the Company issued a press release announcing that it will release second quarter 2006 financial results and conduct a conference call reviewing those results on August 8, 2006. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

Press Release of Innkeepers USA Trust dated July 7, 2006 announcing that it will release second quarter 2006 financial results and conduct a conference call reviewing those results on August 8, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNKEEPERS USA TRUST

Date: July 07, 2006	By:	/s/ Mark A. Murphy
Mark A. Murphy
General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of Innkeepers USA Trust dated July 7, 2006 announcing that it will release second quarter 2006 financial results and conduct a conference call reviewing those results on August 8, 2006.